Acquisitions	12 Months Ended
Jan. 31, 2013
Acquisitions

(2) Acquisitions

Fiscal Year 2013

On October 4, 2012, the Company acquired 100% of the stock of Fursol Informatica S.r.l., (“Fursol”) an Italian company. Fursol is active in the business of production, marketing, installation and maintenance of software and electronic devices. The Company believes it will benefit from Fursol’s technology to improve the performance and efficiency of its Geoconstruction operations. The aggregate purchase price was $1.0 million, of which $0.8 million was paid at the acquisition date, with the remainder of $0.2 million to be paid on October 4, 2013. The purchase price was allocated to an identifiable intangible asset associated with computer software valued at $1.5 million (with a weighted-average life of three years) and to a noncurrent liability of $0.5 million.

The results of operations of Fursol have been included in the Company’s consolidated statements of operations commencing on the closing date and were not significant. Pro forma amounts related to Fursol for periods prior to the acquisition have not been presented since the acquisition would not have had a significant effect on the Company’s consolidated revenues or net income (loss).

On May 30, 2012, the Company acquired the remaining 50% interest of Diberil Sociedad Anónima (“Diberil”), a Uruguayan company and parent company to Costa Fortuna (Brazil and Uruguay). We expect Diberil to expand our geoconstruction capabilities into the Brazil market as well as serve as a platform for further expansion into South America. The aggregate purchase price for the remaining 50% of Diberil of $16.2 million was comprised of cash ($2.4 million of which was placed in escrow to secure certain representations, warranties and indemnifications). The Company acquired the initial 50% interest in Diberil on July 15, 2010. In accordance with accounting guidance in moving Diberil to a fully consolidated basis, the Company remeasured the previously held equity investment to fair value and recognized a loss of $7.7 million during the second quarter. The fair value of the 50% noncontrolling interest was estimated to be $15.8 million at the time of the adjustment. The fair value assessment was determined based on the value of our current year transaction, discounted to reflect that the initial interest was noncontrolling, and that there was no ready public market for our interest. The discounts for lack of control and marketability were 5% and 10%, respectively, determined based on control premiums seen on recent transactions in the construction contractor and engineering services market and an estimate of the value of a put option on restricted stock using the Black-Scholes valuation method.

Acquisition related costs of $0.2 million were recorded as an expense in the periods in which the costs were incurred. The purchase price allocation was based on an assessment of the fair value of the assets required and liabilities assumed using the Company’s internal operational assessments and other analyses which are Level 3 measurements. The preliminary purchase allocation recorded in the second quarter was adjusted as the valuation analysis progressed. As a result of the adjustment, goodwill was decreased $0.5 million from the initial amount. The adjustments made were retrospectively applied to the acquisition date, and did not have a significant effect on the financial statements.

Based on the Company’s allocation of the purchase price, the acquisition had the following effect on the Company’s consolidated financial position as of the closing date:

(in thousands)	Diberil
Working capital	$3,592
Property and equipment	33,500
Goodwill	4,025
Other intangible assets	1,000
Other assets	9,131
Other noncurrent liabilities	(16,981)

Total purchase price	$34,267

The $4.0 million of goodwill was assigned to the Geoconstruction division. The purchase price in excess of the value of Diberil’s net assets reflects the strategic value the Company placed on the business. The Company believes it will benefit from synergies as these acquired operations are integrated with the Company’s existing operations. Goodwill associated with the acquisition is expected to be deductible for tax purposes.

The Diberil purchase agreement provided for a purchase price adjustment based on the levels of working capital and debt at closing. The adjustment resulted in an additional purchase price of $2.3 million, which was paid during the third quarter of fiscal year 2013.

The total purchase price above consists of the $16.2 million cash purchase price, the $2.3 million purchase price adjustment, and the $15.8 million adjusted basis of our existing investment in Diberil.

The results of operations of Diberil have been included in the Company’s consolidated statements of operations commencing on the closing date. Including its consolidated and equity basis results, Diberil contributed $8.1 million income before income taxes for fiscal year 2013, compared to $3.3 million in fiscal year 2012.

Assuming the remaining 50% of Diberil had been acquired at the beginning of each period, the unaudited pro forma consolidated revenues, net loss, and net loss per share of the Company would be as follows:

	Year Ended January 31,
(in thousands, except per share data)	2013	2012
Revenues	$1,099,330	1,152,068

Net loss attributable to Layne Christensen Company	(33,155)	(52,726)

Basic loss per share attributable to Layne Christensen Company	$(1.70)	$(2.71)

Diluted loss per share attributable to Layne Christensen Company	$(1.70)	$(2.71)

On March 5, 2012, the Company acquired the remaining shares in Layne do Brazil, which were previously held by noncontrolling interests. The shares were acquired for cash payments totaling $2.7 million. In conjunction with the acquisition, the Company eliminated noncontrolling interests of $0.1 million and recorded an adjustment to equity of $2.7 million in accordance with accounting guidance.

Fiscal Year 2012

On February 28, 2011, the Company acquired the Kansas and Colorado cured-in-place pipe (“CIPP”) operations of Wildcat Civil Services (“Wildcat”), a sewer rehabilitation contractor. The acquisition will further the Company’s expansion and geographic reach of its Inliner division westward. The aggregate purchase price for Wildcat of $8.9 million was comprised of cash ($0.4 million of which was placed in escrow to secure certain representations, warranties and indemnifications).

The purchase price allocation was based on an assessment of the fair value of the assets acquired and liabilities assumed, using the Company’s internal operational assessments and other analyses, which are Level 3 measurements.

Based on the Company’s allocations of the purchase price, the acquisition had the following effect on the Company’s consolidated financial position as of the closing date:

(in thousands)	Wildcat
Working capital	$293
Property and equipment	6,244
Goodwill	2,318

Total purchase price	$8,855

The $2.3 million of goodwill was assigned to the Inliner division. The purchase price in excess of the value of Wildcat’s net assets reflects the strategic value the Company placed on the business. The Company believed it would benefit from synergies as these acquired operations were integrated with the Company’s existing operations. Goodwill associated with the acquisition is expected to be deductible for tax purposes.

The results of operations for the acquired entity have been included in the Company’s consolidated statements of income commencing on the closing date. Wildcat contributed revenues and loss before income taxes to the Company for the period from February 28, 2011 to January 31, 2012, of $14.2 million and $0.9 million. Pro forma amounts related to Wildcat for prior periods have not been presented because the acquisition would not have had a significant effect on the Company’s consolidated revenues or net income.

Fiscal Year 2011

The Company completed three acquisitions during fiscal year 2011 as described below:

•	On July 15, 2010, the Company acquired a 50% interest in Diberil Sociedad Anónima (“Diberil”), a Uruguayan company and parent company to Costa Fortuna (Brazil and Uruguay). Diberil, with operations in Sao Paulo, Brazil, and Montevideo, Uruguay, is one of the largest providers of specialty foundation and specialized marine geotechnical services in South America and will expand our geoconstruction capabilities into these geographic markets. The Company accounted for Diberil as an equity method investment (see Note 3) until the Company acquired the remaining 50% on May 30, 2012 (see Note 2).

•	On July 27, 2010, the Company acquired certain assets of Intevras Technologies, LLC (“Intevras”), a Texas based company focused on the treatment, filtration, handling and evaporative crystallization and disposal of industrial wastewaters, which expanded the Company’s offerings in the industrial water market.

•	On October 22, 2010, the Company purchased 100% of the outstanding stock of Bencor Corporation of America – Foundation Specialist (“Bencor”), a leading contractor in foundation and underground engineering, which complemented and expanded the Company’s geoconstruction capabilities.

The aggregate purchase price for Intevras and Bencor of $38.7 million was comprised of cash ($3.6 million of which was placed in escrow to secure certain representations, warranties and indemnifications) and contingent consideration as follows:

(in thousands)	Intevras	Bencor	Total
Cash purchase price	$5,500	$32,073	$37,573
Contingent consideration	1,100	—	1,100

Total purchase price	$6,600	$32,073	$38,673

Escrow deposits	$550	$3,000	$3,550

In addition to the Intevras cash purchase price, there is contingent consideration up to a maximum of $10.0 million (the “Intevras Earnout Amount”), which is based on a percentage of revenues earned on Intevras products and fixed amounts per barrel of water treated by Intevras products during the 60 months following the acquisition. In accordance with accounting guidance, the Company treated the Intevras Earnout Amount as contingent consideration and estimated the liability at fair value as of the acquisition date and included such consideration as a component of total purchase price as noted above. The potential undiscounted amount of all future payments that the Company could be required to make under the agreement is between $0 and $10.0 million. The fair value of the contingent consideration arrangement of $1.1 million was estimated by applying a market approach. That measure is based on significant inputs that are not observable in the market, also referred to as Level 3 inputs. Key assumptions include a discount rate of 41.2% and an estimated level of annual revenues of Intevras ranging from $1.5 million to $6.1 million. On July 31, 2012, the Intevras Earnout Amount was reassessed and, based on our estimates of the likelihood of future revenues subject to the earnout provisions, assigned no value.

Acquisition related costs of $0.4 million for Bencor and $0.1 million for Intevras were recorded as an expense in the periods in which the costs were incurred. The purchase price for each acquisition has been allocated based on an assessment of the fair value of the assets and liabilities acquired, based on the Company’s internal operational assessments and other analyses which are Level 3 measurements.

Based on the Company’s allocations of the purchase price, the acquisitions had the following effect on the Company’s consolidated financial position as of their respective closing dates:

(in thousands)	Intevras	Bencor	Total
Working capital	$113	$8,683	$8,796
Property and equipment	556	18,451	19,007
Goodwill	1,891	8,529	10,420
Other intangible assets	4,040	5,040	9,080
Other assets	—	39	39
Deferred taxes	—	(7,023)	(7,023)
Other noncurrent liabilities	—	(795)	(795)
Noncontrolling interest in subsidiary of Bencor	—	(851)	(851)

Total purchase price	$6,600	$32,073	$38,673

The intangible assets of Intevras consist of patents valued at $3.8 million with a weighted average useful life of nine years and a trade name valued at $0.2 million with a useful life of ten years. The intangible assets of Bencor consist of customer backlog valued at $3.2 million with a weighted average useful life of 18 months, a trade name valued at $1.1 million with a useful life of ten years and non-compete agreements valued at $0.7 million with a useful life of six years. The $10.4 million of aggregate goodwill was assigned to the Geoconstruction division. The purchase prices in excess of the value of Intevras’ and Bencor’s net assets reflect the strategic value the Company placed on the businesses. The Company believed it would benefit from synergies as these acquired businesses were integrated with the Company’s existing operations. Goodwill associated with the Intevras acquisition is expected to be deductible for tax purposes. Goodwill associated with the Bencor acquisition is not deductible for tax purposes.

In fiscal year 2012, the Company changed the structure of its reporting segments and reallocated goodwill to the new reporting units based on the relative fair value of each reporting unit as of December 31, 2011. See Note 6 for further discussion of the change in reporting segments and the reallocation of goodwill.

The results of operations of the acquired entities have been included in the Company’s consolidated results of operations commencing on the closing date. Bencor contributed revenues and income before income taxes to the Company for the period from October 22, 2010, through January 31, 2011, of $20.8 million and $8.2 million, respectively.

Fiscal year 2011 revenue and income before income taxes for Intevras since its closing date were not significant. Pro forma amounts related to Intevras for prior periods have not been presented because the acquisition would not have had a significant effect on the Company’s consolidated revenues or net income.

Assuming Bencor had been acquired at the beginning of the period, the unaudited pro forma consolidated revenues, net income and net income per share of the Company would be as follows:

(in thousands, except per share data)	Year Ended January 31, 2011
Revenues	$1,029,247

Net income attributable to Layne Christensen Company	33,842

Basic income per share attributable to Layne Christensen Company	$1.75

Diluted income per share attributable to Layne Christensen Company	$1.73

The pro forma information provided above is not necessarily indicative of the results of operations that would actually have resulted if the acquisition was made as of those dates or of results that may occur in the future.

In addition to the above acquisitions, the Company paid $0.4 million as contingent earnout consideration on prior year acquisitions. On November 30, 2007, the Company acquired certain assets and liabilities of SolmeteX, Inc. (“SolmeteX”), a water and wastewater research and development business and supplier of wastewater filtration products to the dental market. In addition to the initial purchase price, there was contingent consideration up to a maximum of $1.0 million (the “SolmeteX Earnout Amount”), which was based on a percentage of the amount of SolmeteX’s revenues during the 36 months following the acquisition. Amounts paid pursuant to the SolmeteX Earnout Amount were accounted for as additional purchase consideration. The total contingent earnout consideration earned by SolmeteX was $0.7 million, $0.4 million of which was paid in fiscal year 2011 and the remainder paid in previous years. As discussed in Note 15, the Company sold SolmeteX on July 31, 2013.